LEGAL_US_W # 183012849.5 Execution Version Exhibit 10.1 FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT This FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Fourth Amendment”) is dated effective as of April 18, 2025 (the “Fourth Amendment Effective Date”), by and among NATURAL GAS SERVICES GROUP, INC., a Colorado corporation (“Holdings”), the other Loan Parties party hereto, TEXAS CAPITAL BANK, in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer, and the Lenders party hereto. RECITALS: WHEREAS, the Loan Parties are party to that certain Amended and Restated Credit Agreement dated as of February 28, 2023 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), by and among Holdings, the other Loan Parties from time to time party thereto, the Lenders from time to time party thereto and the Administrative Agent. Capitalized terms used but not defined herein have the meaning set forth in the Credit Agreement, as amended by this Fourth Amendment (the “Amended Credit Agreement”). WHEREAS, the parties hereto desire to enter into this Fourth Amendment to, among other things, (a) evidence the increase in the aggregate Commitments of the Lenders from $300,000,000 to $400,000,000 and (b) amend the Credit Agreement, in each case as set forth herein. WHEREAS, Holdings has requested that Flagstar Bank, N.A. (the “New Lender”) become a Lender under the Amended Credit Agreement with a Commitment as of the Fourth Amendment Effective Date in the amount shown opposite the New Lender’s name on Schedule 2.1 to the Amended Credit Agreement. WHEREAS, subject to and upon the terms and conditions set forth herein, the Administrative Agent and the Lenders party hereto have agreed to Holdings’ requests as set forth herein. NOW THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: SECTION 1. Amendments to the Credit Agreement. In reliance upon the representations, warranties, covenants and conditions contained in this Fourth Amendment, and subject to the terms, and satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended as of the Fourth Amendment Effective Date in the manner provided in this Section 1. 1.1 Amended Credit Agreement. The Credit Agreement (other than the signature pages, Annexes, Exhibits and Schedules thereto, except as set forth in Section 1.2 set forth below) is hereby amended (a) to delete the red or green stricken text (indicated textually in the same manner as the following examples: stricken text and stricken text) and (b) to add the blue or green double-underlined text (indicated textually in the same manner as the following examples:

LEGAL_US_W # 183012849.5 2 double-underlined text and double-underlined text), in each case, as set forth in the marked copy of the Credit Agreement attached as Annex A hereto. 1.2 Replacement of Schedule 2.1 to the Credit Agreement. Effective as of the Fourth Amendment Effective Date, the parties hereto hereby agree that the aggregate Commitments are hereby increased from $300,000,000 to $400,000,000, and Schedule 2.1 attached to the Credit Agreement is hereby replaced in its entirety with Schedule 2.1 attached hereto. Schedule 2.1 attached hereto shall be deemed to be attached as Schedule 2.1 to the Amended Credit Agreement as of the Fourth Amendment Effective Date. Immediately after giving effect to this Fourth Amendment and any Borrowings made on the Fourth Amendment Effective Date, (a) each Lender (including the New Lender) shall advance new Loans which shall be disbursed to the Administrative Agent and used to repay Loans outstanding to each Lender who holds Loans in an aggregate amount greater than its Applicable Percentage (immediately after giving effect to this Fourth Amendment) of all Loans, (b) each Lender’s (including the New Lender’s) participation in each Letter of Credit, if any, shall be automatically adjusted to equal its Applicable Percentage (immediately after giving effect to this Fourth Amendment), (c) such other adjustments shall be made as the Administrative Agent shall reasonably specify so that the Revolving Credit Exposure applicable to each Lender (including the New Lender) equals its Applicable Percentage (immediately after giving effect to this Fourth Amendment) of the aggregate Revolving Credit Exposures of all Lenders, and (d) upon the written request by any applicable Lender, Holdings shall be required to make any break funding payments owing to such Lender under Section 3.5 of the Credit Agreement as a result of the reallocation of Loans and the other adjustments described in this Section 1.2. 1.3 Restatement of Exhibit C of the Credit Agreement. Exhibit C attached to the Credit Agreement is hereby amended and restated in its entirety with Exhibit C attached hereto, and Exhibit C attached hereto shall be deemed to be attached as Exhibit C of the Amended Credit Agreement as of the Fourth Amendment Effective Date. SECTION 2. New Lender. The New Lender hereby joins in, becomes a party to, and agrees to comply with and be bound by the terms and conditions of the Amended Credit Agreement as a Lender thereunder and under each and every other Loan Document to which any Lender is required to be bound by the Amended Credit Agreement, to the same extent as if the New Lender were an original signatory thereto. The New Lender hereby appoints and authorizes the Administrative Agent to take such action as the Administrative Agent on its behalf and to exercise such powers and discretion under the Amended Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto. The New Lender represents and warrants that (a) it has full power and authority, and has taken all action necessary, to execute and deliver this Fourth Amendment, to consummate the transactions contemplated hereby and to become a Lender under the Amended Credit Agreement, (b) it has received a copy of the Credit Agreement and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.1 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Fourth Amendment and to become a Lender on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (c) from and after the Fourth Amendment Effective Date, it shall be a party to and be bound by the provisions of the

LEGAL_US_W # 183012849.5 3 Amended Credit Agreement and the other Loan Documents and have the rights and obligations of a Lender thereunder. SECTION 3. Conditions Precedent to Fourth Amendment. This Fourth Amendment will be effective as of the Fourth Amendment Effective Date on the condition that the following conditions precedent will have been satisfied: 3.1 Counterparts. The Administrative Agent shall have received counterparts of this Fourth Amendment duly executed by each of the Loan Parties, the Administrative Agent, the Swing Line Lender, the L/C Issuer and all Lenders as required hereby and pursuant to the Credit Agreement. 3.2 Notes. The Administrative Agent shall have received duly executed Notes (or any amendment and restatement thereof, as the case may be) payable to each Lender requesting a Note (or amendment and restatement thereof, as the case may be) in a principal amount equal to its Commitment dated as of the date hereof. 3.3 Legal Opinion. The Administrative Agent shall have received an opinion of Jones & Keller P.C., special counsel to the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent. 3.4 Officer’s Certificate. The Administrative Agent shall have received a certificate of a Responsible Officer of each of the Loan Parties setting forth and/or attaching thereto (a) resolutions of the members, board of directors or other appropriate governing body with respect to the authorization of each such Loan Party to execute and deliver this Fourth Amendment and the other Loan Documents to which it is a party and to enter into the transactions contemplated in those documents, (b) the officers of each such Loan Party who are authorized to sign the Loan Documents to which such Loan Party is a party and who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with the Amended Credit Agreement, and the transactions contemplated thereby, (c) specimen signatures of such authorized officers, (d) the Constituent Documents of each such Loan Party, certified as being true and complete, and (e) a certificate of the appropriate government officials of the state of incorporation or organization of such Loan Party as to the existence and standing of such Loan Party dated as of a recent date hereof. 3.5 Closing Certificate. The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower Representative certifying (which statements shall constitute a representation and warranty made by the Loan Parties to the Lenders hereunder on the Fourth Amendment Effective Date) that, as of the Fourth Amendment Effective Date, (a) no Default or Event of Default has occurred and is continuing and (b) all representations and warranties made by any Loan Party contained in the Credit Agreement and the other Loan Documents, in each case as amended hereby, are true and correct in all material respects (without duplication of any materiality qualification applicable thereto) on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and

LEGAL_US_W # 183012849.5 4 correct as of such earlier date, and except for any change of facts expressly permitted under the provisions of the Amended Credit Agreement and the other Loan Documents. 3.6 Lien Searches. The results of bring down UCC, tax lien and judgment lien searches showing all financing statements and other documents or instruments on file against each Loan Party in the appropriate filing offices, such search to be as of a recent date reasonably satisfactory to the Administrative Agent 3.7 Borrowing Base Report. The Administrative Agent shall have received an updated Borrowing Base Report which calculates the Borrowing Base as of a date acceptable to the Administrative Agent (the “Specified Borrowing Base Report”), along with customary supporting documentation satisfactory to the Administrative Agent. 3.8 Fees. The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Fourth Amendment Effective Date. 3.9 Expenses. The Administrative Agent shall have received payment or reimbursement of its out-of-pocket expenses in connection with this Fourth Amendment and any other out-of-pocket expenses of the Administrative Agent required to be paid or reimbursed pursuant to the Credit Agreement, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent. 3.10 Other Documents. The Administrative Agent shall have been provided with such documents, instruments and agreements, and the Borrowers shall have taken such actions, in each case as the Administrative Agent may reasonably require in connection with this Fourth Amendment and the transactions contemplated hereby. SECTION 4. Representations and Warranties. Each Loan Party hereby represents and warrants to the Lenders the following: 4.1 Representations and Warranties. The representations and warranties contained in the Amended Credit Agreement and the other Loan Documents are true and correct in all material respects (without duplication of any materiality qualification applicable thereto) on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct as of such earlier date, and except for any change of facts expressly permitted under the provisions of the Amended Credit Agreement and the other Loan Documents. 4.2 No Default. No Default or Event of Default has occurred and is continuing as of the date hereof. 4.3 Enforceability. This Fourth Amendment has been duly executed and delivered by such Loan Party, and the Amended Credit Agreement constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

LEGAL_US_W # 183012849.5 5 SECTION 5. Survival of Representations and Warranties. All representations and warranties made in this Fourth Amendment, including any Loan Document furnished in connection with this Fourth Amendment, shall survive the execution and delivery of this Fourth Amendment and the other Loan Documents, and no investigation by the Administrative Agent or any closing shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them. SECTION 6. Expenses. As provided in Section 11.1 of the Amended Credit Agreement, and subject to the limitations expressly set forth therein, Holdings hereby agrees to pay on demand all legal and other fees, costs and expenses incurred by the Administrative Agent in connection with the negotiation, preparation, and execution of this Fourth Amendment and all related documents. SECTION 7. No Implied Waivers. No failure or delay on the part of the Administrative Agent or any Lender in exercising, and no course of dealing with respect to, any right, power or privilege under this Fourth Amendment, the Credit Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Fourth Amendment, the Credit Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege. SECTION 8. Ratification and Affirmation of Loan Parties. Each of the Loan Parties hereby expressly (a) acknowledges the terms of this Fourth Amendment, (b) ratifies and affirms its obligations under the Loan Documents to which it is a party, (c) acknowledges, renews and extends its continued liability under the Loan Documents to which it is a party, and (d) agrees, with respect to each Loan Party that is a Guarantor, that its guarantee under the Guaranty remains in full force and effect with respect to the Obligations as amended hereby. Any and all of the terms and provisions of the Credit Agreement and the other Loan Documents shall, except as amended hereby, remain in full force and effect. The Loan Parties hereby extend the Liens securing the Obligations (as amended hereby) until the Obligations have been paid in full, and agree that the amendments herein contained shall in no manner affect or impair the Obligations or the Liens securing payment and performance thereof, all of which are ratified and confirmed. SECTION 9. Severability. Any provision of this Fourth Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. SECTION 10. APPLICABLE LAW. THIS FOURTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS. SECTION 11. Successors and Assigns. This Fourth Amendment is binding upon and shall inure to the benefit of the Administrative Agent, the Lenders and the Loan Parties and their respective successors and permitted assigns, except the Loan Parties may not assign or transfer any of their rights or obligations hereunder without the prior written consent of the Administrative Agent, other than as expressly permitted under the terms of the Amended Credit Agreement.

LEGAL_US_W # 183012849.5 6 SECTION 12. Counterparts. This Fourth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original but all of which when taken together shall constitute but one and the same instrument. Delivery of an executed signature page of this Fourth Amendment by facsimile transmission or PDF electronic transmission shall be effective as delivery of a manually executed counterpart hereof. The execution and delivery of this Fourth Amendment shall be deemed to include Electronic Signatures on electronic platforms approved by the Administrative Agent, which shall be of the same legal effect, validity or enforceability as delivery of a manually executed signature, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that, upon the request of any party hereto, such Electronic Signature shall be promptly followed by the original thereof. SECTION 13. Effect of Consent. No consent or waiver, express or implied, by the Administrative Agent to or for any breach of or deviation from any covenant, condition or duty by the Borrowers shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty. SECTION 14. Headings. The headings of this Fourth Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. SECTION 15. Reaffirmation of Loan Documents. This Fourth Amendment shall be deemed to be an amendment to the Credit Agreement, and the Amended Credit Agreement and the other Loan Documents are hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Amended Credit Agreement. SECTION 16. Loan Document. This Fourth Amendment constitutes a “Loan Document” under and as defined in the Amended Credit Agreement. SECTION 17. Entire Agreement. THE CREDIT AGREEMENT, THIS FOURTH AMENDMENT, THE OTHER LOAN DOCUMENTS, AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS FOURTH AMENDMENT REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES. SECTION 18. Titles and Roles. As of the Fourth Amendment Effective Date, each of the institutions listed directly below shall have the titles and roles set forth opposite its name. Institution Title(s) and Role(s) TCBI Securities, Inc. Joint Lead Arranger and Joint Book Runner Bank of America, N.A. Joint Lead Arranger and Joint Book Runner The Huntington National Bank Joint Lead Arranger and Joint Book Runner

LEGAL_US_W # 183012849.5 7 [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOW]

[SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT – NATURAL GAS SERVICES GROUP, INC.] IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment as of the date set forth above. BORROWERS: NATURAL GAS SERVICES GROUP, INC., a Colorado corporation By: Name: Justin Jacobs Title: Chief Executive Officer

[SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT – NATURAL GAS SERVICES GROUP, INC.] GUARANTORS: NGSG PROPERTIES, LLC, a Colorado limited liability company By: Name: Justin Jacobs Title: President

[SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT – NATURAL GAS SERVICES GROUP, INC.] ADMINISTRATIVE AGENT, SWING LINE LENDER, L/C ISSUER AND LENDER: TEXAS CAPITAL BANK, as Administrative Agent, Swing Line Lender, L/C Issuer and a Lender By: __________________________________ Name: Dan Clubb Title: Director

[SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT – NATURAL GAS SERVICES GROUP, INC.] BANK OF AMERICA, N.A., as a Lender By: Name: Title:

[SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT – NATURAL GAS SERVICES GROUP, INC.] THE HUNTINGTON NATIONAL BANK, as a Lender By: Name: Title:

[SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT – NATURAL GAS SERVICES GROUP, INC.] ZIONS BANCORPORATION, N.A. DBA AMEGY BANK, as a Lender By: Name: Title:

[SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT – NATURAL GAS SERVICES GROUP, INC.] FIRST-CITIZENS BANK & TRUST COMPANY, as a Lender By: Name: Title:

[SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT – NATURAL GAS SERVICES GROUP, INC.] WEBSTER BUSINESS CREDIT, a division of Webster Bank, N.A., as a Lender By: Name: Title:

[SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT – NATURAL GAS SERVICES GROUP, INC.] CATERPILLAR FINANCIAL SERVICES CORPORATION, as a Lender By: Name: Title:

[SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT – NATURAL GAS SERVICES GROUP, INC.] BANK OF HOPE, as a Lender By: Name: Title:

[SIGNATURE PAGE TO FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT – NATURAL GAS SERVICES GROUP, INC.] FLAGSTAR BANK, N.A., as the New Lender By: Name: Title:

ANNEX A Amended Credit Agreement [Attached]

SCHEDULE 2.1 Commitments and Applicable Percentages Lender Commitment Applicable Percentage Texas Capital Bank $75,000,000.00 18.750000000% Bank of America, N.A. $70,000,000.00 17.500000000% The Huntington National Bank $70,000,000.00 17.500000000% Flagstar Bank, N.A. $50,000,000.00 12.500000000% Zions Bancorporation, N.A. dba Amegy Bank $40,000,000.00 10.000000000% First-Citizens Bank & Trust Company $35,000,000.00 8.750000000% Webster Business Credit, a division of Webster Bank, N.A. $25,000,000.00 6.250000000% Caterpillar Financial Services Corporation $20,000,000.00 5.000000000% Bank of Hope $15,000,000.00 3.750000000% Total: $400,000,000.00 100.000000000%

EXHIBIT C – Compliance Certificate – Page 1 EXHIBIT C Compliance Certificate [____], 20[_] FOR QUARTER/YEAR ENDED _____________ (THE “SUBJECT PERIOD”) ADMINISTRATIVE AGENT: Texas Capital Bank HOLDINGS: Natural Gas Services Group, Inc., a Colorado corporation BORROWERS: Holdings and any other Domestic Subsidiary of Holdings that becomes a party to the Credit Agreement (as defined below) as a “Borrower” pursuant to Section 6.13 of the Credit Agreement. This Compliance Certificate (this “Compliance Certificate”) is delivered under the Amended and Restated Credit Agreement dated as of February 28, 2023 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrowers, the other Loan Parties from time to time party thereto, the Lenders from time to time party thereto and the Administrative Agent. Capitalized terms used in this Compliance Certificate shall, unless otherwise indicated, have the meanings set forth in the Credit Agreement. The undersigned hereby certifies to Administrative Agent and Lenders as of the date hereof that: (a) he/she is a Responsible Officer of Holdings, and that, as such, he/she is authorized to execute and deliver this Compliance Certificate to Administrative Agent on behalf of Holdings; (b) he/she has reviewed and is familiar with the terms of the Credit Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and financial condition of Holdings and its Subsidiaries on a consolidated basis during the Subject Period; (c) during the Subject Period, to the best of his/her knowledge, each Loan Party has performed and observed each covenant and condition of the Loan Documents applicable to it and no Default has occurred and is continuing [if a Default has occurred and is continuing, a statement as to the nature thereof and the action which is proposed to be taken with respect thereto is required]; (d) the financial statements of Holdings attached to this Compliance Certificate were prepared in accordance with GAAP, and fairly and accurately present in all material respects, on a consolidated basis, the financial condition and results of operations of Holdings and its Subsidiaries as of the end of and for the Subject Period in accordance with GAAP consistently applied [subject to normal year-end audit adjustments and the absence of footnotes]; (e) to the best of his/her knowledge, no change in GAAP or in the application thereof has occurred since the date of the audited financial statements most recently

EXHIBIT C – Compliance Certificate – Page 2 delivered pursuant to Section 6.1(a) of the Credit Agreement [if any such change has occurred, specify the effect of such change on the financial statements accompanying this Compliance Certificate]; (f) the calculations of the Leverage Ratio and the Fixed Charge Coverage Ratio and the supporting analyses and information demonstrating compliance with the Financial Covenants (and for purposes of determining the Applicable Margin in the case of the Leverage Ratio), in each case attached hereto, are true and accurate on and as of the date of this Compliance Certificate; [and] (g) [attached hereto are updates to all Schedules and Exhibits to the Security Documents to the extent that information contained in such Schedules or Exhibits has become inaccurate or incomplete since delivery thereof and such Schedules or Exhibits are required to be updated from time to time pursuant to the terms of the applicable Security Document;] [and] (h) [attached hereto is a report summarizing the insurance coverage (specifying type, amount and carrier) in effect for each Loan Party and its Subsidiaries and containing such additional information as the Administrative Agent (or any Lender through the Administrative Agent) may reasonably specify.]1 1 Upon Administrative Agent request, to be included with delivery of each Compliance Certificate delivered with the annual financial statements delivered pursuant to Section 6.1(a) of the Credit Agreement.

EXHIBIT C – Compliance Certificate – Page 3 In Compliance as of End of Subject Period (Please Indicate) 1. Leverage Ratio Yes No Maximum of [3.50][3.75]2 to 1.00 at end of Subject Period (Defined as Funded Debt of Holdings and its Subsidiaries, on a consolidated basis in accordance with GAAP, as of such date, divided by Annualized EBITDA of Holdings and its Subsidiaries as of such date). _____________ ÷ Funded Debt ( _______________) Annualized EBITDA = ____________ Pricing Level under definition of “Applicable Margin”: [1] [2] [3] [4] 2. Fixed Charge Coverage Ratio Yes No Minimum of 1.25 to 1.00 at end of Subject Period (Defined as the ratio of (a) Annualized EBITDA of Holdings and its Subsidiaries minus Unfinanced Capital Expenditures paid in cash for the four (4) quarter period then ending (excluding Capital Expenditures to the extent financed from the proceeds of any Debt (other than the Revolving Credit Loans)); provided that, solely for purposes of calculating the Fixed Charge Coverage Ratio, such Unfinanced Capital Expenditures during such period, the proceeds of which were used to acquire or construct Compressor Units, shall not include more than twenty percent (20%) of the total Capital Expenditures made during such period to (b) Fixed Charges for Holdings and its Subsidiaries for the four (4) fiscal quarter period then ending). ( _______________ - Annualized EBITDA _______________ ) ÷ Unfinanced Capital Expenditures paid in cash ____________ = _________ Fixed Charges [Signature Page Follows] 2 3.75 to be selected for the Subject Periods ending on March 31, 2025 and June 30, 2025. 3.50 to be selected otherwise.

EXHIBIT C – Compliance Certificate – Page 1 IN WITNESS WHEREOF, the undersigned has executed this Compliance Certificate as of the date first written above. HOLDINGS: NATURAL GAS SERVICES GROUP, INC., a Colorado corporation By: Name: Title: